Trane Technologies Reports Strong Fourth-Quarter and Full-Year 2023 Results; Robust Bookings and Backlog Provide Strong Visibility Entering 2024

Highlights (fourth-quarter 2023 versus fourth-quarter 2022, unless otherwise noted):

●	Reported revenues of $4.4 billion, up 9 percent; organic revenues* up 6 percent
●	GAAP operating margin up 120 bps; adjusted operating margin* up 190 bps
●	Organic bookings* up 12 percent, with growth in all segments
●	Adjusted EBITDA margin* of 17.2 percent, up 150 bps
●	GAAP continuing EPS of $2.23; adjusted continuing EPS* of $2.17, up 19 percent
●	$6.9 billion backlog, well positioned for growth in 2024
Highlights (full-year 2023 versus full-year 2022, unless otherwise noted):

●	Reported revenues of $17.7 billion, up 11 percent; organic revenues up 9 percent
●	GAAP operating margin up 130 bps; adjusted operating margin up 140 bps
●	Adjusted EBITDA margin of 18 percent, up 120 bps
●	GAAP continuing EPS of $8.89; adjusted continuing EPS of $9.04, up 23 percent
●	Strong free cash flow conversion* of 103 percent
*This news release contains non-GAAP financial measures. Definitions of the non-GAAP financial measures can be found in the footnotes of this news release. See attached tables for additional details and reconciliations.

SWORDS, Ireland, February 1, 2024 - Trane Technologies plc (NYSE:TT), a global climate innovator, today reported diluted earnings per share (EPS) from continuing operations of $2.23 for the fourth quarter of 2023. Adjusted continuing EPS was $2.17, up 19 percent.

Fourth-Quarter 2023 Results

Financial Comparisons - Fourth-Quarter Continuing Operations

$, millions except EPS	Q4 2023	Q4 2022	Y-O-Y Change	Organic Y-O-Y Change
Bookings	$4,534	$3,998	13%	12%
Net Revenues	$4,424	$4,074	9%	6%
GAAP Operating Income	$688	$581	18%
GAAP Operating Margin	15.5%	14.3%	120 bps
Adjusted Operating Income*	$688	$558	23%
Adjusted Operating Margin	15.6%	13.7%	190 bps
Adjusted EBITDA*	$761	$638	19%
Adjusted EBITDA Margin*	17.2%	15.7%	150 bps
GAAP Continuing EPS	$2.23	$1.91	17%
Adjusted Continuing EPS	$2.17	$1.82	19%
Pre-tax Non-GAAP Adjustments, net**	$0.7	($22.5)	$23.2
**For details see tables 2 and 3 of the news release.

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“Trane Technologies delivered another year of top quartile financial performance in 2023 powered by our purpose-driven strategy, uplifting culture and talented team,” said Dave Regnery, chair and CEO, Trane Technologies. “We achieved record financial results with strong organic revenue growth, powerful free cash flow conversion of 103% and our third consecutive year of adjusted earnings per share growth of 20% or more.

Since 2020, we have delivered compound annual revenue growth of 12 percent, adjusted EBITDA margin expansion of 260 basis points and average free cash flow as a percentage of adjusted net earnings* of approximately 100 percent, while deploying approximately $9 billion of capital. With our focused sustainability strategy, proven business operating system, and relentless investment in future growth and innovation, we are well positioned to continue delivering differentiated shareholder returns over the long term."

Highlights from the Fourth Quarter of 2023 (all comparisons against fourth-quarter 2022 unless otherwise noted):

•Delivered strong fourth-quarter revenue, operating income, EBITDA and EPS growth.
•Strong bookings of $4.5 billion; organic bookings were up 12 percent.
•Enterprise reported revenues were up 9 percent, including 2 percentage points related to acquisitions and 1 percentage point of positive foreign exchange impact. Organic revenues were up 6 percent.
•GAAP operating margin was up 120 basis points, adjusted operating margin was up 190 basis points and adjusted EBITDA margin was up 150 basis points.
•Strong volume growth, positive price realization and productivity more than offset inflation. The Company also continued high levels of business reinvestment.

Fourth-Quarter Business Review (all comparisons against fourth-quarter 2022 unless otherwise noted)

Americas Segment: innovates for customers in the North America and Latin America regions. The Americas segment encompasses commercial heating, cooling and ventilation systems, building controls and solutions, energy services and solutions, residential heating and cooling; and transport refrigeration systems and solutions.

$, millions	Q4 2023	Q4 2022	Y-O-Y Change	Organic Y-O-Y Change
Bookings	$3,625.2	$3,184.5	14%	13%
Net Revenues	$3,390.3	$3,139.9	8%	7%
GAAP Operating Income	$566.8	$486.5	17%
GAAP Operating Margin	16.7%	15.5%	120 bps
Adjusted Operating Income	$562.6	$458.9	23%
Adjusted Operating Margin	16.6%	14.6%	200 bps
Adjusted EBITDA	$613.5	$520.8	18%
Adjusted EBITDA Margin	18.1%	16.6%	150 bps

•Strong bookings of $3.6 billion.
•Organic bookings were up 13 percent, led by Commercial HVAC which was up mid-teens year-over-year and up more than 50 percent on a 3-year stack.
•Reported revenues were up 8 percent, including 1 percentage point related to acquisitions. Organic revenues were up 7 percent.
•GAAP operating margin was up 120 basis points, adjusted operating margin was up 200 basis points and adjusted EBITDA margin was up 150 basis points.
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•Strong volume growth, positive price realization, and productivity more than offset inflation. The Company also continued high levels of business reinvestment.

Europe, Middle East and Africa (EMEA) Segment: innovates for customers in the Europe, Middle East and Africa region. The EMEA segment encompasses heating, cooling and ventilation systems, services and solutions for commercial buildings and transport refrigeration systems and solutions.

$, millions	Q4 2023	Q4 2022	Y-O-Y Change	Organic Y-O-Y Change
Bookings	$570.2	$483.7	18%	10%
Net Revenues	$654.6	$558.5	17%	8%
GAAP Operating Income	$111.7	$85.3	31%
GAAP Operating Margin	17.1%	15.3%	180 bps
Adjusted Operating Income	$111.7	$86.3	29%
Adjusted Operating Margin	17.1%	15.5%	160 bps
Adjusted EBITDA	$122.4	$91.9	33%
Adjusted EBITDA Margin	18.7%	16.5%	220 bps

•Bookings were up 18 percent; organic bookings were up 10 percent.
•Reported revenues were up 17 percent, including approximately 6 percentage points related to acquisitions and approximately 3 percentage points of positive foreign exchange impact. Organic revenues were up 8 percent.
•GAAP operating margin was up 180 basis points, adjusted operating margin was up 160 basis points and adjusted EBITDA margin was up 220 basis points.
•Strong volume growth, positive price realization, and productivity more than offset inflation. The Company also continued high levels of business reinvestment.

Asia Pacific Segment: innovates for customers throughout the Asia Pacific region. The Asia Pacific segment encompasses heating, cooling and ventilation systems, services and solutions for commercial buildings and transport refrigeration systems and solutions.

$, millions	Q4 2023	Q4 2022	Y-O-Y Change	Organic Y-O-Y Change
Bookings	$339.1	$330.2	3%	2%
Net Revenues	$379.2	$375.5	1%	flat
GAAP Operating Income	$85.7	$75.9	13%
GAAP Operating Margin	22.6%	20.2%	240 bps
Adjusted Operating Income	$84.9	$76.5	11%
Adjusted Operating Margin	22.4%	20.4%	200 bps
Adjusted EBITDA	$89.7	$79.7	13%
Adjusted EBITDA Margin	23.7%	21.2%	250 bps

•Bookings were up 3 percent; organic bookings were up 2 percent.
•Reported revenues were up 1 percent including approximately 1 percentage point related to acquisitions. Organic revenues were flat versus prior-year, which was up 19 percent.
•GAAP operating margin was up 240 basis points, adjusted operating margin was up 200 basis points and adjusted EBITDA margin was up 250 basis points.
•Strong positive price realization and productivity more than offset inflation. The Company also continued high levels of business reinvestment.
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Full-Year 2023 Results (all comparisons against full-year 2022 unless otherwise noted)

Financial Comparisons - Full-year Continuing Operations

$, millions except EPS	2023	2022	Y-O-Y Change	Organic Y-O-Y
Bookings	$18,281	$17,472	5%	3%
Net Revenues	$17,678	$15,992	11%	9%
GAAP Operating Income	$2,894	$2,419	20%
GAAP Operating Margin	16.4%	15.1%	130 bps
Adjusted Operating Income	$2,888	$2,379	21%
Adjusted Operating Margin	16.3%	14.9%	140 bps
Adjusted EBITDA	$3,184	$2,694	18%
Adjusted EBITDA Margin	18.0%	16.8%	120 bps
GAAP Continuing EPS	$8.89	$7.57	17%
Adjusted Continuing EPS	$9.04	$7.36	23%
•Bookings were up 5 percent; organic bookings were up 3 percent.
•Reported revenues were up 11 percent, including approximately 2 percentage points related to acquisitions. Organic revenues were up 9 percent.
•GAAP operating margin was up 130 basis points, adjusted operating margin was up 140 basis points, and adjusted EBITDA margin was up 120 basis points.
•Strong volume, positive price realization and productivity more than offset inflation. The Company also continued high levels of business reinvestment.

Balance Sheet and Cash Flow

$, millions	2023	2022	Y-O-Y Change
Cash From Continuing Operating Activities Y-T-D	$2,427	$1,699	$728
Free Cash Flow Y-T-D*	$2,151	$1,566	$585
Working Capital/Revenue*	3.0%	3.3%	30 bps decrease
Cash Balance 31 December	$1,095	$1,221	($126)
Debt Balance 31 December	$4,780	$4,836	($56)
•Full-year 2023, cash flow from continuing operating activities was $2.4 billion.
•Full-year 2023, free cash flow was $2.2 billion, 103 percent of adjusted net earnings.
•For full-year 2023, the Company deployed or committed approximately $2.4 billion including $684 million for dividends, approximately $900 million for M&A, $750 million for share repurchases (including activity in January 2024) and $46 million for debt retirement.
•The Company expects to continue to pay a competitive and growing dividend and to deploy 100 percent of excess cash to shareholders over time.

Full-Year 2024 Guidance

•The Company expects full-year 2024 reported revenue growth of approximately 7 percent to 8 percent; organic revenue growth of approximately 6 percent to 7 percent versus full-year 2023.
•The Company expects GAAP continuing EPS for full-year 2024 of $9.90 to $10.20. This includes EPS of $0.10 for non-GAAP adjustments. The Company expects adjusted continuing EPS for full-year 2024 of $10.00 to $10.30.
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•Additional information regarding the Company's 2024 guidance is included in the Company's earnings presentation found at www.tranetechnologies.com in the Investor Relations section.

This news release includes “forward-looking" statements within the meaning of securities laws, which are statements that are not historical facts, including statements that relate to our future financial performance and targets, including revenue, EPS, and earnings; our business operations; demand for our products and services, including bookings and backlog; capital deployment, including the amount and timing of our dividends, our share repurchase program, anticipated capital commitments for M&A activity, and our capital allocation strategy; our available liquidity; our anticipated revenue growth, and the performance of the markets in which we operate.

These forward-looking statements are based on our current expectations and are subject to risks and uncertainties, which may cause actual results to differ materially from our current expectations. Such factors include, but are not limited to, global economic conditions, including recessions and economic downturns, inflation, volatility in interest rates and foreign exchange; changing energy prices; worldwide geopolitical conflict; financial institution disruptions; climate change and our sustainability strategies and goals; future health care emergencies on our business, our suppliers and our customers; commodity shortages; price increases; government regulation; restructurings activity and cost savings associated with such activity; secular trends toward decarbonization, energy efficiency and internal air quality, the outcome of any litigation, including the risks and uncertainties associated with the Chapter 11 proceedings for our deconsolidated subsidiaries Aldrich Pump LLC and Murray Boiler LLC; cybersecurity risks; and tax audits and tax law changes and interpretations. Additional factors that could cause such differences can be found in our Form 10-K for the year ended December 31, 2022, as well as our subsequent reports on Form 10-Q and other SEC filings. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events and how they may affect the Company. We assume no obligation to update these forward-looking statements.

This news release also includes non-GAAP financial information, which should be considered supplemental to, not a substitute for, or superior to, the financial measure calculated in accordance with GAAP. The definitions of our non-GAAP financial information and reconciliation to GAAP are attached to this news release.

All amounts reported within the earnings release above related to net earnings (loss), earnings (loss) from continuing operations, earnings (loss) from discontinued operations, adjusted EBITDA and per share amounts are attributed to Trane Technologies' ordinary shareholders.

Trane Technologies (NYSE:TT) is a global climate innovator. Through our strategic brands Trane® and Thermo King®, and our portfolio of environmentally responsible products and services, we bring efficient and sustainable climate solutions to buildings, homes and transportation. For more information, visit tranetechnologies.com.

# # #

2/1/24

(See Accompanying Tables)

•Table 1: Condensed Consolidated Income Statement
•Tables 2 - 7: Reconciliation of GAAP to Non-GAAP
•Table 8: Condensed Consolidated Balance Sheets
•Table 9: Condensed Consolidated Statement of Cash Flows
•Table 10: Balance Sheet Metrics and Free Cash Flow

Contacts:
Media:	Investors:
Travis Bullard	Zac Nagle
919-802-2593, Travis.Bullard@tranetechnologies.com	704-990-3913, InvestorRelations@tranetechnologies.com

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*Q4 Year-to-date Non-GAAP measures definitions
Adjusted operating income in 2023 is defined as GAAP operating income adjusted for restructuring costs, transformation costs, merger and acquisition related costs, non-cash adjustment for contingent consideration and an insurance settlement on a property claim. Adjusted operating income in 2022 is defined as GAAP operating income adjusted for restructuring costs, transformation costs, merger and acquisition related costs, non-cash adjustments for contingent consideration, a settlement charge for a compensation related payment to a retired executive, and an insurance settlement on a property claim. Please refer to the reconciliation of GAAP to non-GAAP measures on tables 2, 3 and 4 of the news release.

Adjusted operating margin is defined as the ratio of adjusted operating income divided by net revenues.

Adjusted earnings from continuing operations attributable to Trane Technologies plc (Adjusted net earnings) in 2023 is defined as GAAP earnings from continuing operations attributable to Trane Technologies plc adjusted for an impairment of an equity investment and the net of tax impacts of restructuring costs, transformation costs, merger and acquisition related costs, a non-cash adjustment for contingent consideration, an insurance settlement on a property claim and a Brazil valuation allowance. Adjusted net earnings in 2022 is defined as GAAP earnings from continuing operations attributable to Trane Technologies plc adjusted for net of tax impacts of restructuring costs, transformation costs, merger and acquisition related costs, a non-cash adjustment for contingent consideration, a settlement charge for a retired executive, an insurance settlement on a property claim and a U.S. discrete non-cash tax adjustment. Please refer to the reconciliation of GAAP to non-GAAP measures on tables 2 and 3 of the news release.

Adjusted continuing EPS in 2023 is defined as GAAP continuing EPS adjusted for an impairment of an equity investment and the net of tax impacts of restructuring costs, transformation costs, merger and acquisition related costs, a non-cash adjustment for contingent consideration, an insurance settlement on a property claim and a Brazil valuation allowance. Adjusted continuing EPS in 2022 is defined as GAAP continuing EPS adjusted for net of tax impacts of restructuring costs, transformation costs, merger and acquisition related costs, a non-cash adjustment for contingent consideration, a settlement charge for a retired executive, an insurance settlement on a property claim and a U.S. discrete non-cash tax adjustment. Please refer to the reconciliation of GAAP to non-GAAP measures on tables 2 and 3 of the news release.

Adjusted EBITDA in 2023 is defined as adjusted operating income adjusted for depreciation and amortization expense, and other income / (expense), net, and an impairment of an equity investment. Adjusted EBITDA in 2022 is defined as adjusted operating income adjusted for depreciation and amortization expense, other income / (expense), net, and a settlement charge for a retired executive. Please refer to the reconciliation of GAAP to non-GAAP measures on tables 4 and 5 of the news release.

Adjusted EBITDA margin is defined as the ratio of adjusted EBITDA divided by net revenues.

Adjusted effective tax rate for 2023 is defined as the ratio of income tax expense adjusted for the net tax effect of adjustments restructuring costs, transformation costs, merger and acquisition related costs, a non-cash adjustment for contingent consideration, an insurance settlement on a property claim and a Brazil valuation allowance divided by adjusted net earnings. Adjusted effective tax rate for 2022 is defined as the ratio of income tax expense adjusted for the net tax effect of adjustments for restructuring costs, transformation costs, merger and acquisition related costs, a non-cash adjustment for contingent consideration, settlement charge for a retired executive, an insurance settlement on a property claim and a U.S. discrete non-cash tax adjustment divided by adjusted net earnings. This measure allows for a direct comparison of the effective tax rate between periods.

Free cash flow in 2023 is defined as net cash provided by (used in) continuing operating activities adjusted for capital expenditures, cash payments for restructuring costs, transformation costs and merger and acquisition related costs, and an insurance settlement on a property claim. Free cash flow in 2022 is defined as net cash provided by (used in) continuing operating activities adjusted for capital expenditures, cash payments for restructuring costs, transformation costs, the continuing operations component of the qualified settlement fund (QSF) funding, a payout for a retired executive, and an insurance settlement on a property claim. Please refer to the free cash flow reconciliation on table 10 of the news release.

•Free cash flow conversion is defined as the ratio of free cash flow divided by adjusted net earnings.
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Operating leverage is defined as the ratio of the change in adjusted operating income for the current period (e.g. Q4 2023) less the prior period (e.g. Q4 2022), divided by the change in net revenues for the current period less the prior period.

Organic revenue is defined as GAAP net revenues adjusted for the impact of currency, acquisitions and divestitures.

Organic bookings is defined as reported orders in the current period adjusted for the impact of currency, acquisitions and divestitures.

Working capital measures a firm’s operating liquidity position and its overall effectiveness in managing the enterprise's current accounts.

•Working capital is calculated by adding net accounts and notes receivables and inventories and subtracting total current liabilities that exclude short-term debt, dividend payables and income tax payables.
•Working capital as a percent of revenue is calculated by dividing the working capital balance (e.g. as of December 31) by the annualized revenue for the period (e.g. reported revenues for the three months ended December 31 multiplied by 4 to annualize for a full year).

We discuss non-GAAP measures for prior periods, which can be found in our year-end earnings releases that have been furnished on Form 8-Ks previously filed with the SEC.

The Company reports its financial results in accordance with generally accepted accounting principles in the United States (GAAP). The following schedules provide non-GAAP financial information and a quantitative reconciliation of the difference between the non-GAAP financial measures and the financial measures calculated and reported in accordance with GAAP.

The non-GAAP financial measures should be considered supplemental to, not a substitute for or superior to, financial measures calculated in accordance with GAAP. They have limitations in that they do not reflect all of the costs associated with the operations of our businesses as determined in accordance with GAAP. In addition, these measures may not be comparable to non-GAAP financial measures reported by other companies.

We believe the non-GAAP financial information provides important supplemental information to both management and investors regarding financial and business trends used in assessing our financial condition and results of operations.

Non-GAAP financial measures assist investors with analyzing our business results as well as with predicting future performance. In addition, these non-GAAP financial measures are also reviewed by management in order to evaluate the financial performance of each segment. Presentation of these non-GAAP financial measures helps investors and management to assess the operating performance of the Company.

As a result, one should not consider these measures in isolation or as a substitute for our results reported under GAAP. We compensate for these limitations by analyzing results on a GAAP basis as well as a non-GAAP basis, prominently disclosing GAAP results and providing reconciliations from GAAP results to non-GAAP results.

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Table 1

TRANE TECHNOLOGIES PLC
Condensed Consolidated Income Statement
(In millions, except per share amounts)

UNAUDITED

	For the quarter		For the year
	ended December 31,		ended December 31,
	2023	2022	2023	2022
Net revenues	$4,424.1	$4,073.9	$17,677.6	$15,991.7
Cost of goods sold	(2,952.8)	(2,854.4)	(11,820.4)	(11,026.9)
Selling and administrative expenses	(783.6)	(638.9)	(2,963.2)	(2,545.9)
Operating income	687.7	580.6	2,894.0	2,418.9
Interest expense	(57.3)	(55.9)	(234.5)	(223.5)
Other income/(expense), net	(15.6)	(2.3)	(92.2)	(23.3)
Earnings before income taxes	614.8	522.4	2,567.3	2,172.1
Provision for income taxes	(98.2)	(73.4)	(498.4)	(375.9)
Earnings from continuing operations	516.6	449.0	2,068.9	1,796.2
Discontinued operations, net of tax	(9.0)	(5.0)	(27.2)	(21.5)
Net earnings	507.6	444.0	2,041.7	1,774.7
Less: Net earnings from continuing operations attributable to noncontrolling interests	(3.3)	(4.9)	(17.8)	(18.2)
Net earnings attributable to Trane Technologies plc	$504.3	$439.1	$2,023.9	$1,756.5

Amounts attributable to Trane Technologies plc ordinary shareholders:
Continuing operations	$513.3	$444.1	$2,051.1	$1,778.0
Discontinued operations	(9.0)	(5.0)	(27.2)	(21.5)
Net earnings	$504.3	$439.1	$2,023.9	$1,756.5

Diluted earnings (loss) per share attributable to Trane Technologies plc ordinary shareholder:
Continuing operations	$2.23	$1.91	$8.89	$7.57
Discontinued operations	(0.04)	(0.02)	(0.12)	(0.09)
Net earnings	$2.19	$1.89	$8.77	$7.48

Weighted-average number of common shares outstanding:
Diluted	229.9	232.4	230.7	234.9

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 2
TRANE TECHNOLOGIES PLC
Reconciliation of GAAP to non-GAAP
(In millions, except per share amounts)
UNAUDITED

		For the quarter ended December 31, 2023				For the year ended December 31, 2023
		As			As	As			As
		Reported	Adjustments		Adjusted	Reported	Adjustments		Adjusted
	Net revenues	$4,424.1	$—		$4,424.1	$17,677.6	$—		$17,677.6

	Operating income	687.7	0.7	(a,b,c,d)	688.4	2,894.0	(5.6)	(a,b,c,d,e,f)	2,888.4
	Operating margin	15.5%			15.6%	16.4%			16.3%

	Earnings from continuing operations before income taxes	614.8	0.7	(a,b,c,d)	615.5	2,567.3	46.6	(a,b,c,d,e,f,g)	2,613.9
	Provision for income taxes	(98.2)	(15.9)	(h,i)	(114.1)	(498.4)	(13.1)	(h,i)	(511.5)
	Tax rate	16.0%			18.5%	19.4%			19.6%
	Earnings from continuing operations attributable to Trane Technologies plc	$513.3	$(15.2)	(j)	$498.1	$2,051.1	$33.5	(j)	$2,084.6

	Diluted earnings per common share
	Continuing operations	$2.23	$(0.06)		$2.17	$8.89	$0.15		$9.04

	Weighted-average number of common shares outstanding:
	Diluted	229.9	—		229.9	230.7	—		230.7

	Detail of Adjustments:
(a)	Insurance settlement on a property claim (COGS)		$(10.0)				$(10.0)
(b)	Restructuring costs (COGS & SG&A)		5.0				15.1
(c)	Transformation costs (SG&A)		1.2				4.7
(d)	M&A transaction costs (SG&A)		4.5				15.4
(e)	Acquisition inventory step-up and backlog amortization (COGS & SG&A)		—				18.5
(f)	Non-cash adjustments for contingent consideration (SG&A)		—				(49.3)
(g)	Impairment of Equity Investment (OIOE)		—				52.2
(h)	International discrete non-cash tax benefit		(14.9)				(14.9)
(i)	Tax impact of adjustments (a,b,c,d,e,f)		(1.0)				1.8
(j)	Impact of adjustments on earnings from continuing operations attributable to Trane Technologies plc		$(15.2)				$33.5

	Pre-tax impact of adjustments on cost of goods sold		$(5.1)				$9.6
	Pre-tax impact of adjustments on selling & administrative expenses		5.8				(15.2)
	Pre-tax impact of adjustments on operating income		0.7				(5.6)
	Pre-tax impact of adjustments on other, net		—				52.2
	Pre-tax impact of adjustments on earnings from continuing operations		$0.7				$46.6
SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 3
TRANE TECHNOLOGIES PLC
Reconciliation of GAAP to non-GAAP
(In millions, except per share amounts)
UNAUDITED

		For the quarter ended December 31, 2022				For the year ended December 31, 2022
		As			As	As			As
		Reported	Adjustments		Adjusted	Reported	Adjustments		Adjusted
	Net revenues	$4,073.9	$—		$4,073.9	$15,991.7	$—		$15,991.7

	Operating income	580.6	(22.5)	(b,c,d,e,f)	558.1	2,418.9	(39.8)	(a,b,c,d,e,f,g)	2,379.1
	Operating margin	14.3%			13.7%	15.1%			14.9%

	Earnings from continuing operations before income taxes	522.4	(22.5)	(b,c,d,e,f)	499.9	2,172.1	(24.8)	(a,b,c,d,e,f,g)	2,147.3
	Benefit (provision) for income taxes	(73.4)	1.2	(h,i)	(72.2)	(375.9)	(24.7)	(h,i)	(400.6)
	Tax rate	14.1%			14.4%	17.3%			18.7%
	Earnings from continuing operations attributable to Trane Technologies plc	$444.1	$(21.3)	(j)	$422.8	$1,778.0	$(49.5)	(j)	$1,728.5

	Diluted earnings per common share
	Continuing operations	$1.91	$(0.09)		$1.82	$7.57	$(0.21)		$7.36

	Weighted-average number of common shares outstanding:
	Diluted	232.4	—		232.4	234.9	—		234.9

	Detail of Adjustments:
(a)	Insurance settlement on a property claim (COGS)		$—				$(25.0)
(b)	Non-cash adjustments for contingent consideration (SG&A)		(31.5)				(46.9)
(c)	Restructuring costs (COGS & SG&A)		4.8				20.7
(d)	Transformation costs (SG&A)		1.2				5.8
(e)	M&A transaction costs (SG&A)		1.8				3.6
(f)	Acquisition inventory step-up and backlog amortization (COGS & SG&A)		1.2				1.2
(g)	Settlement charge for retired executive (SG&A & OIOE)		—				15.8
(h)	U.S. discrete non-cash tax benefit		(4.4)				(33.3)
(i)	Tax impact of adjustments (a,b,c,d,e,f,g)		5.6				8.6
(j)	Impact of adjustments on earnings from continuing operations attributable to Trane Technologies plc		$(21.3)				$(49.5)

	Pre-tax impact of adjustments on cost of goods sold		$5.7				$(11.8)
	Pre-tax impact of adjustments on selling & administrative expenses		(28.2)				(28.0)
	Pre-tax impact of adjustments on operating income		(22.5)				(39.8)
	Pre-tax impact of adjustments on other, net		—				15.0
	Pre-tax impact of adjustments on earnings from continuing operations		$(22.5)				$(24.8)
SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 4
TRANE TECHNOLOGIES PLC
Reconciliation of GAAP to non-GAAP
(In millions)
UNAUDITED

		For the quarter ended December 31, 2023		For the quarter ended December 31, 2022
		As Reported	Margin	As Reported	Margin
Americas	Net revenues	$3,390.3		$3,139.9

	Segment operating income	$566.8	16.7%	$486.5	15.5%
	Restructuring/Other(a)	(4.2)	(0.1)%	(27.6)	(0.9)%
	Adjusted operating income *	562.6	16.6%	458.9	14.6%
	Depreciation and amortization	67.7	2.0%	65.1	2.1%
	Other income/(expense), net	(16.8)	(0.5)%	(3.2)	(0.1)%
	Adjusted EBITDA *	$613.5	18.1%	$520.8	16.6%

Europe, Middle East & Africa	Net revenues	$654.6		$558.5

	Segment operating income	$111.7	17.1%	$85.3	15.3%
	Restructuring/Other(b)	—	—%	1.0	0.2%
	Adjusted operating income *	111.7	17.1%	86.3	15.5%
	Depreciation and amortization	10.8	1.6%	8.1	1.4%
	Other income/(expense), net	(0.1)	—%	(2.5)	(0.4)%
	Adjusted EBITDA *	$122.4	18.7%	$91.9	16.5%

Asia Pacific	Net revenues	$379.2		$375.5

	Segment operating income	$85.7	22.6%	$75.9	20.2%
	Restructuring/Other(c)	(0.8)	(0.2)%	0.6	0.2%
	Adjusted operating income *	84.9	22.4%	76.5	20.4%
	Depreciation and amortization(d)	4.4	1.2%	4.5	1.2%
	Other income/(expense), net	0.4	0.1%	(1.3)	(0.4)%
	Adjusted EBITDA *	$89.7	23.7%	$79.7	21.2%

Corporate	Unallocated corporate expense	$(76.5)		$(67.1)
	Restructuring/Other (e)	5.7		3.5
	Adjusted corporate expense *	(70.8)		(63.6)
	Depreciation and amortization	5.0		4.3
	Other income/(expense), net	0.9		4.7
	Adjusted EBITDA *	$(64.9)		$(54.6)

Total Company	Net revenues	$4,424.1		$4,073.9

	Operating income	$687.7	15.5%	$580.6	14.3%
	Restructuring/Other (a,b,c,e)	0.7	0.1%	(22.5)	(0.6)%
	Adjusted operating income	688.4	15.6%	558.1	13.7%
	Depreciation and amortization(d)	87.9	2.0%	82.0	2.0%
	Other income/(expense), net	(15.6)	(0.4)%	(2.3)	—%
	Adjusted EBITDA *	$760.7	17.2%	$637.8	15.7%
*Represents a non-GAAP measure, refer to pages 6-7 in the Earnings Release for definitions.
(a) Other within Americas includes a $10 million insurance settlement on a property claim in 2023 and a $31.5 million non-cash adjustment for contingent consideration in 2022.
(b) Other within EMEA includes $0.6M of acquisition inventory step-up in 2022.
(c) Other within Asia Pacific includes $0.6M of acquisition inventory step-up and backlog amortization in 2022.
(d) Depreciation and amortization within Asia Pacific excludes $0.4M of acquisition backlog amortization which has been accounted for in the Restructuring/Other line in 2022
(e) Other within Corporate includes transformation and M&A transaction costs of $1.2M and $4.5M, respectively, in 2023 and transformation and M&A transaction costs of $1.2M and $1.8M, respectively, in 2022.

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 5
TRANE TECHNOLOGIES PLC
Reconciliation of GAAP to non-GAAP
(In millions)
UNAUDITED

		For the year ended December 31, 2023		For the year ended December 31, 2022
		As Reported	Margin	As Reported	Margin
Americas	Net revenues	$13,832.0		$12,640.8

	Segment operating income	$2,490.0	18.0%	$2,133.4	16.9%
	Restructuring/Other(a)	(44.1)	(0.3)%	(64.5)	(0.5)%
	Adjusted operating income *	2,445.9	17.7%	2,068.9	16.4%
	Depreciation and amortization(b)	258.8	1.9%	256.9	2.0%
	Other income/(expense), net(c)	(35.1)	(0.3)%	0.5	—%
	Adjusted EBITDA *	$2,669.6	19.3%	$2,326.3	18.4%

Europe, Middle East & Africa	Net revenues	$2,401.2		$2,034.5

	Segment operating income	$408.3	17.0%	$300.0	14.7%
	Restructuring/Other(d)	16.2	0.7%	10.3	0.6%
	Adjusted operating income *	424.5	17.7%	310.3	15.3%
	Depreciation and amortization(e)	40.5	1.7%	28.8	1.4%
	Other income/(expense), net	(0.3)	—%	(1.0)	(0.1)%
	Adjusted EBITDA *	$464.7	19.4%	$338.1	16.6%

Asia Pacific	Net revenues	$1,444.4		$1,316.4

	Segment operating income	$299.9	20.8%	$230.6	17.5%
	Restructuring/Other(f)	0.9	—%	1.1	0.1%
	Adjusted operating income *	300.8	20.8%	231.7	17.6%
	Depreciation and amortization(g)	18.3	1.3%	17.2	1.3%
	Other income/(expense), net	2.2	0.1%	(0.6)	—%
	Adjusted EBITDA *	$321.3	22.2%	$248.3	18.9%

Corporate	Unallocated corporate expense	$(304.2)		$(245.1)
	Restructuring/Other (h)	21.4		13.3
	Adjusted corporate expense *	(282.8)		(231.8)
	Depreciation and amortization	18.4		20.3
	Other income/(expense), net(i)	(6.8)		(7.2)
	Adjusted EBITDA *	$(271.2)		$(218.7)

Total Company	Net revenues	$17,677.6		$15,991.7

	Operating income	$2,894.0	16.4%	$2,418.9	15.1%
	Restructuring/Other (a,d,f,h)	(5.6)	(0.1)%	(39.8)	(0.2)%
	Adjusted operating income	2,888.4	16.3%	2,379.1	14.9%
	Depreciation and amortization(b,e,g)	336.0	1.9%	323.2	2.0%
	Other income/(expense), net (c,i)	(40.0)	(0.2)%	(8.3)	(0.1)%
	Adjusted EBITDA *	$3,184.4	18.0%	$2,694.0	16.8%
*Represents a non-GAAP measure, refer to pages 6-7 in the Earnings Release for definitions.
(a) Other within Americas includes a $49.3M non cash adjustment for contingent consideration, a $10.0M insurance settlement on a property claim and $1.2M of acquisition inventory step-up and backlog amortization in 2023. In 2022, Other includes a $46.9M non cash adjustment for contingent consideration and a $25.0M insurance settlement on a property claim.
(b) Depreciation and amortization within Americas excludes $0.4M of acquisition backlog amortization in 2023 which has been accounted for in the Restructuring/Other line.
(c ) Other income/(expense), net with Americas excludes $52.2 million of an impairment of equity investment in 2023
(d) Other within EMEA includes $15.5M of acquisition inventory step-up and backlog amortization in 2023 and $0.6M of acquisition inventory step-up in 2022.
(e) Depreciation and amortization within EMEA excludes $10.9M of acquisition backlog amortization in 2023 which has been accounted for in the Restructuring/Other line.
(f) Other within Asia Pacific includes$1.8M of acquisition inventory step-up and backlog amortization in 2023 and $0.6M of acquisition inventory step-up and backlog amortization in 2022.
(g) Depreciation and amortization within Asia Pacific excludes $0.8M and $0.4M of acquisition backlog amortization in 2023 and 2022, respectively, which has been accounted for in the Restructuring/Other line.
(h) Other within Corporate includes transformation costs and M&A transaction costs of $4.7M and $15.4M, respectively in 2023 and transformation costs, M&A transaction costs and a settlement charge for a retired executive of $5.8M, $3.6M and $0.8M, respectively, in 2022.
(i) Other income/(expense), net within Corporate includes a $15.0M settlement charge for a retired executive in 2022.

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 6
TRANE TECHNOLOGIES PLC
Reconciliation of GAAP to non-GAAP
(In millions)

UNAUDITED

	For the quarter
	ended December 31,
	2023	2022
Total Company
Adjusted EBITDA *	$760.7	$637.8
Less: items to reconcile adjusted EBITDA to net earnings attributable to Trane Technologies plc
Depreciation and amortization	(87.9)	(82.0)
Interest expense	(57.3)	(55.9)
Provision for income taxes	(98.2)	(73.4)
Restructuring	(5.0)	(4.8)
Transformation Costs	(1.2)	(1.2)
M&A transaction costs	(4.5)	(1.8)
Non-cash adjustments for contingent consideration	—	31.5
Acquisition inventory step-up and backlog amortization	—	(1.2)
Insurance settlements on property claims	10.0	—
Discontinued operations, net of tax	(9.0)	(5.0)
Net earnings from continuing operations attributable to noncontrolling interests	(3.3)	(4.9)
Net earnings attributable to Trane Technologies plc	$504.3	$439.1

*Represents a non-GAAP measure, refer to pages 6-7 in the Earnings Release for definitions.

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 7
TRANE TECHNOLOGIES PLC
Reconciliation of GAAP to non-GAAP
(In millions)

UNAUDITED

	For the year
	ended December 31,
	2023	2022
Total Company
Adjusted EBITDA *	$3,184.4	$2,694.0
Less: items to reconcile adjusted EBITDA to net earnings attributable to Trane Technologies plc
Depreciation and amortization(1)	(336.0)	(323.2)
Interest expense	(234.5)	(223.5)
Provision for income taxes	(498.4)	(375.9)
Restructuring	(15.1)	(20.7)
Transformation Costs	(4.7)	(5.8)
M&A transaction costs	(15.4)	(3.6)
Non-cash adjustments for contingent consideration	49.3	46.9
Acquisition inventory step-up and backlog amortization	(18.5)	(1.2)
Insurance settlements on property claims	10.0	25.0
Settlement charge for retired executive	—	(15.8)
Impairment of equity investment	(52.2)	—
Discontinued operations, net of tax	(27.2)	(21.5)
Net earnings from continuing operations attributable to noncontrolling interests	(17.8)	(18.2)
Net earnings attributable to Trane Technologies plc	$2,023.9	$1,756.5

*Represents a non-GAAP measure, refer to pages 6-7 in the Earnings Release for definitions.
(1) Depreciation and amortization excludes acquisition backlog amortization of $12.1 million which has been included in the acquisition inventory step-up and backlog amortization line.

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 8
TRANE TECHNOLOGIES PLC
Condensed Consolidated Balance Sheets
(In millions)

UNAUDITED

	December 31,	December 31,
	2023	2022
ASSETS
Cash and cash equivalents	$1,095.3	$1,220.5
Accounts and notes receivable, net	2,956.8	2,780.1
Inventories	2,152.1	1,993.8
Other current assets	665.7	384.8
Total current assets	6,869.9	6,379.2
Property, plant and equipment, net	1,772.2	1,536.1
Goodwill	6,095.3	5,503.7
Intangible assets, net	3,439.8	3,264.0
Other noncurrent assets	1,214.7	1,398.6
Total assets	$19,391.9	$18,081.6

LIABILITIES AND EQUITY
Accounts payable	$2,025.2	$2,091.6
Accrued expenses and other current liabilities	3,226.4	2,547.2
Short-term borrowings and current maturities of long-term debt	801.9	1,048.0
Total current liabilities	6,053.5	5,686.8
Long-term debt	3,977.9	3,788.3
Other noncurrent liabilities	2,343.5	2,501.3
Shareholders' Equity	7,017.0	6,105.2
Total liabilities and equity	$19,391.9	$18,081.6

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 9
TRANE TECHNOLOGIES PLC
Condensed Consolidated Statement of Cash Flows
(In millions)

UNAUDITED

	For the year
	ended December 31,
	2023	2022
Operating Activities
Earnings from continuing operations	$2,068.9	$1,796.2
Depreciation and amortization	348.1	323.6
Changes in assets and liabilities and other non-cash items	9.8	(421.1)
Net cash provided by (used in) continuing operating activities	2,426.8	1,698.7
Net cash provided by (used in) discontinued operating activities	(37.2)	(194.7)
Net cash provided by (used in) operating activities	2,389.6	1,504.0

Investing Activities
Capital expenditures, net	(300.7)	(291.8)
Acquisition of businesses, net of cash acquired	(862.8)	(234.7)
Other investing activities, net	(8.7)	(13.3)
Net cash provided by (used in) continuing investing activities	(1,172.2)	(539.8)
Net cash provided by (used in) discontinued investing activities	—	(0.6)
Net cash provided by (used in) investing activities	(1,172.2)	(540.4)

Financing Activities
Net proceeds from (payments of) debt	(57.3)	(9.6)
Dividends paid to ordinary shareholders	(683.7)	(620.2)
Repurchase of ordinary shares	(669.3)	(1,200.2)
Settlement related to special cash payment	—	(6.2)
Other financing activities, net	60.0	(16.0)
Net cash provided by (used in) financing activities	(1,350.3)	(1,852.2)

Effect of exchange rate changes on cash and cash equivalents	7.7	(50.1)
Net increase (decrease) in cash and cash equivalents	(125.2)	(938.7)
Cash and cash equivalents - beginning of period	1,220.5	2,159.2
Cash and cash equivalents - end of period	$1,095.3	$1,220.5

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 10
TRANE TECHNOLOGIES PLC
Balance Sheet Metrics and Free Cash Flow
($ in millions)
UNAUDITED

	December 31,	December 31,
	2023	2022
Net Receivables	$2,956.8	$2,780.1
Days Sales Outstanding	61.0	62.3

Net Inventory	$2,152.1	$1,993.8
Inventory Turns	5.5	5.7

Accounts Payable	$2,025.2	$2,091.6
Days Payable Outstanding	62.6	66.9
--------------------------------------------------------------------------------------------------------------------------------------------------------------------

	Year ended	Year ended
	December 31, 2023	December 31, 2022

Cash flow provided by continuing operating activities	$2,426.8	$1,698.7
Capital expenditures	(300.7)	(291.8)
Cash payments for restructuring	12.3	17.9
Transformation costs paid	3.9	9.6
M&A transaction costs	18.9	—
Insurance settlements on property claims	(10.0)	(25.0)
QSF funding (continuing operations component)	—	91.8
Compensation related payment to a retired executive	—	64.3
Free cash flow*	$2,151.2	$1,565.5

Adjusted earnings from continuing operations attributable to Trane Technologies plc*	$2,084.6	$1,728.5
Free cash flow conversion*	103%	91%
*Represents a non-GAAP measure, refer to pages 6-7 in the Earnings Release for definitions.

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION